Exhibit 99.1

November 24, 2006	For more information contact:
Derek McClain 214-863-3544
Barbara Bower 214-863-3020

Trammell Crow Company Announces Early Termination of HSR Waiting Period

Dallas, Texas…..Trammell Crow Company (NYSE: TCC) today announced that it has been advised by the Federal Trade Commission that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 has been granted with respect to the Company’s previously announced proposed merger with a wholly owned subsidiary of CB Richard Ellis Group, Inc. (“CBRE”; NYSE: CBG).  The early termination of the waiting period is effective as of November 22, 2006. The Company anticipates that the proposed acquisition will be completed on or about December 20, 2006, subject to obtaining the required approval of the Company’s stockholders and the satisfaction of other closing conditions specified in the merger agreement entered into on October 30, 2006, among the Company, CBRE and its wholly owned subsidiary.

As previously announced, the special meeting of the Company’s stockholders to vote upon a proposal to approve and adopt the merger agreement will be held at 9:00 a.m., Central time on December 18, 2006, at the Fairmont Hotel, 1717 North Akard Street, Dallas, Texas, 75201.  All Trammell Crow Company common stockholders of record at the close of business on November 10, 2006 are entitled to vote at the meeting.

Under the terms of the merger agreement, Trammell Crow Company’s stockholders will receive $49.51 in cash for each share of Trammell Crow Company common stock they hold.  The Board of Directors of Trammell Crow Company has unanimously approved the merger agreement and has recommended to its stockholders that they approve and adopt the merger agreement.  The transaction is not conditioned on the receipt of financing by CBRE.

About Trammell Crow Company

Founded in 1948, Trammell Crow Company is one of the largest diversified commercial real estate services companies in the world. The company provides building management, brokerage, project management, and development and investment services to both investors in and users of commercial real estate. In addition to its full service offices located throughout the United States, the company has offices in Canada, Europe, Asia and Latin/South America focused on the delivery of real estate services to user clients. The company delivers brokerage services outside the United States through strategic alliances with leading providers - in Europe and Asia, through Savills, plc, a leading property services company based in the United Kingdom; and in Canada, through JJ Barnicke, a leading Canadian real estate services provider. The company delivers building management, brokerage, and project management services in India through Trammell Crow Meghraj, India’s leading property services company jointly owned by the company and certain international partners.  Trammell Crow Company is traded on the New York Stock Exchange under the ticker symbol “TCC” and is located on the Internet at www.trammellcrow.com

Additional Information and Where to Find It

In connection with the proposed merger, Trammell Crow Company has filed with the Securities and Exchange Commission a proxy statement and other relevant documents in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS OF TRAMMELL CROW COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain free copies of the proxy statement and other documents by contacting Investor Relations at ir@trammellcrow.com, or by mail at Investor Relations, 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201, or by telephone: (214) 863-3020.  In addition, documents filed with the SEC by Trammell Crow Company are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov.

Trammell Crow and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information concerning the special interests of these directors, executive officers and other members of the Company’s management and employees in the proposed transaction is included in the proxy statement of the Company described above.  Information regarding Trammell Crow’s directors and executive officers is also available in its proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 17, 2006, and also in its proxy statement for a Special Meeting of Stockholders, which was filed with the SEC on July 5, 2006.  This document is available free of charge at the SEC’s website at www.sec.gov and from Investor Relations at the Company as described above.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this press release, including without limitation statements containing the words “will,” “proposed,”, “expect(s)(ed),” “anticipate(s)(d),”  “conditioned,” and words of similar import, are forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements involve known and unknown risks, uncertainties and other matters which may cause the actual results, performance or achievements of the Company or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other matters include, but are not limited to (i) the ability of the Company to complete the proposed transaction with CB Richard Ellis Group, Inc. due to a number of factors, including but not limited to, the ability of the Company and CB Richard Ellis Group, Inc. to satisfy the various conditions contained in the merger agreement between the parties, including Trammell Crow Company stockholder approval, regulatory approvals and other customary conditions, (ii) the ability of the Company to retain its major customers and renew its contracts, (iii) the ability of the Company to attract new user and investor customers, (iv) the ability of the Company to manage fluctuations in net earnings and cash flow which could result from the Company’s participation as a principal in real estate investments, (v) the Company’s ability to continue to pursue its growth strategy, (vi) the Company’s ability to pursue strategic acquisitions on favorable terms and manage challenges and issues commonly encountered as a result of those acquisitions, (vii) the Company’s ability to compete in highly competitive national and local business lines, (viii) the Company’s ability to attract and retain qualified personnel in all areas of its business (particularly senior management), (ix) the timing of individual transactions, (x) the ability of the Company to identify, implement and maintain the benefit of cost reduction measures and achieve economies of scale and (xi) the ability of the Company to compete effectively in the international arena and manage the risks of operating in the international arena (including foreign currency exchange risk). In addition, the Company’s ability to achieve certain anticipated results will be subject to other factors affecting the Company’s business that are beyond the Company’s control, including but not limited to general economic conditions (including interest rates, the cost and availability of capital for investment in real estate, clients’ willingness to make real estate commitments and other factors impacting the value of real estate assets), the effect of government regulation on the conduct of the Company’s business and the threat of terrorism and acts of war. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein to reflect any change in the Company’s expectation with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements. Reference is hereby made to the disclosures contained under in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2006.